SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Investment Managers Series Trust

(Name of Registrant as Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies: N/A

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PALMER SQUARE STRATEGIC CREDIT FUND

PALMER SQUARE SSI ALTERNATIVE INCOME FUND

PALMER SQUARE INCOME PLUS FUND

PALMER SQUARE ULTRA-SHORT DURATION INVESTMENT GRADE FUND

November 14, 2018

The Board of Trustees of Investment Managers Series Trust (the “Trust”) has called a meeting of the shareholders of each of the Palmer Square Strategic Credit Plus Fund (the “Strategic Credit Fund”), Palmer Square SSI Alternative Income Fund (the “Alternative Income Fund”), Palmer Square Income Plus Fund (the “Income Plus Fund”), and the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Ultra-Short Fund”) series of the Trust (collectively, the “Funds”) to be held on December 17, 2018, to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Palmer Square Capital Management LLC (“Palmer Square”), the current investment advisor to the Funds.

Palmer Square has served as the investment advisor of the Strategic Credit Fund, Alternative Income Fund, Income Plus Fund, and the Ultra-Short Fund from the commencement of Fund operations on May 18, 2011, May 25, 2012, February 28, 2014, and October 7, 2016, respectively. Currently, Palmer Square is majority-owned by Montage Investments, LLC, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Funds, and employees of Palmer Square. Mr. Long currently owns a greater than 25% interest in Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Funds, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”).

Under the Investment Company Act of 1940, as amended, the Transaction will result in an assignment and termination of the existing advisory agreement between Palmer Square and each Fund. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved a new advisory agreement between Trust, on behalf of each Fund, and Palmer Square on October 24, 2018 (the “New Agreements”), which upon approval by the shareholders of each Fund, allows Palmer Square to continue to serve as the investment advisor of each respective Fund under terms substantially similar to those of the Initial Agreements

To provide for continuity in the operation of your Fund(s), you are being asked to approve the New Agreements at the Meeting. Under the New Agreement, Palmer Square will continue to provide investment advisory services to each Fund, subject to the oversight of the Board of Trustees, under terms that are substantially similar in all material respects to those of the existing agreements and for the same fees that are currently in effect. The investment objectives and strategies of each Fund will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in your Fund(s).

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After consideration of the proposal, the Board of Trustees has unanimously approved the proposal. The Board of Trustees recommends that you vote FOR the approval of the New Agreements with respect to your Fund.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. We have also enclosed a notice of the Meeting. If you have received this mailing, you were a Fund shareholder of record as of the close of business on October 17, 2018, and you are entitled to vote at the Meeting and any adjournment of the Meeting.

Your vote is important. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in your Fund.

Sincerely,

Maureen Quill

President

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PALMER SQUARE STRATEGIC CREDIT FUND

PALMER SQUARE SSI ALTERNATIVE INCOME FUND

PALMER SQUARE INCOME PLUS FUND

PALMER SQUARE ULTRA-SHORT DURATION INVESTMENT GRADE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On December 17, 2018

A Special Meeting of Shareholders of each of the Palmer Square Strategic Credit Plus Fund (the “Strategic Credit Fund”), Palmer Square SSI Alternative Income Fund (the “Alternative Income Fund”), Palmer Square Income Plus Fund (the “Income Plus Fund”), and the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Ultra-Short Fund”) series (each a “Fund” and collectively, the “Funds”) of Investment Managers Series Trust (the “Trust”) will be held on December 17, 2018, at 11:00 a.m., local time, at the office of Palmer Square Capital Management LLC (“Palmer Square”), 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas, 66205 (the “Meeting”). At the Meeting, we will ask the shareholders of each Fund to vote on the following proposals:

Proposal		Fund Shares Entitled to Vote
1.	Approval of a new advisory agreement between Palmer Square Investors LLC and the Trust with respect to the Strategic Credit Fund	Palmer Square Strategic Credit Fund Class A Class I
2.	Approval of a new advisory agreement between Palmer Square and the Trust with respect to the Alternative Income Fund	Palmer Square SSI Alternative Income Fund Class A Class I
3.	Approval of a new advisory agreement between Palmer Square and the Trust with respect to the Income Plus Fund	Palmer Square Income Plus Fund
4.	Approval of a new advisory agreement between Palmer Square and the Trust with respect to the Ultra-Short Fund	Palmer Square Ultra-Short Duration Investment Grade Fund
5.	Any other matters that properly come before the meeting	All Funds

The Board of Trustees of the Trust has unanimously approved each Proposal. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

Please read the accompanying Proxy Statement for a more complete discussion of the Proposals.

Shareholders of each Fund of record as of the close of business on October 17, 2018, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are invited to attend the Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Meeting.

By order of the Board of Trustees,

Maureen Quill

President

November 14, 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q. What is happening?

A. Palmer Square Capital Management LLC (“Palmer Square”) served as the advisor to each the Palmer Square Strategic Credit Plus Fund (the “Strategic Credit Fund”), Palmer Square SSI Alternative Income Fund (the “Alternative Income Fund”), Palmer Square Income Plus Fund (the “Income Plus Fund”), and the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Ultra-Short Fund”) from the commencement of Fund operations on May 18, 2011, May 25, 2012, February 28, 2014, and October 7, 2016, respectively. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Funds, and employees of Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Funds, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”). Mr. Long currently owns a greater than 25% interest in Palmer Square. After completion of the Transaction, Palmer Square will be entirely owned by Mr. and Mrs. Long (indirectly through the wholly-owned entity) and employees of Palmer Square.

Under the Investment Company Act of 1940, as amended, the Transaction will result in an assignment and termination of each Fund’s existing advisory agreement with Palmer Square (the “Initial Agreements”). The 1940 Act requires that a new advisory agreement be approved by the board of trustees and shareholders of a fund for it to become effective. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved a new advisory agreement between the Trust, on behalf of each Fund, and Palmer Square on October 24, 2018 (the “New Agreements”) which allows Palmer Square to continue serving as the advisor to each Fund under terms substantially similar to those of the Initial Agreements. Each New Agreement will be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the respective Fund, in which case the New Agreement will remain in effect for a two-year period.

To provide for continuity in the operation of each Fund, the Board has determined that it is appropriate to seek shareholder approval of the New Agreements at a special meeting of shareholders of the Funds. Under the New Agreements, Palmer Square will continue to provide investment advisory services to each Fund, subject to the oversight of the Board of Trustees, under terms that are substantially similar in all material respects to those of the Initial Agreements and for the same fees that are currently in effect.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the following proposal with respect to your Fund, and to transact any other business as may properly come before the Meeting or any adjournment or postponement thereof: To approve a new advisory agreement between Palmer Square and the Trust, on behalf of each Fund (the “Proposal”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more Funds and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Agreement affect me as a Fund Shareholder?

A. There will be no reduction in the nature or quality of the services provided to the Funds as a result of the Transaction. The investment objectives and investment strategies of each Fund will not change as a result of the completion of the Transaction or the approval of the New Agreements, and you will still own the same shares in your Fund. The terms of the New Agreements are the same as those of the Initial Agreements in all material respects except for the new commencement date and the 150-day term. The advisory fee rates will remain the same as under the Initial Agreements. If approved by the shareholders of a Fund, the New Agreement will have an initial two-year term with respect to the Fund and will be subject to annual renewal thereafter. The portfolio managers who have managed each Fund since its inception will continue to manage the Fund under the New Agreement.

Q. Has the Board of Trustees approved the New Agreement for each Fund and how does the Board of Trustees recommend that I vote?

A. The Board of Trustees unanimously approved the New Agreement with respect to each Fund at a meeting held on October 24, 2018, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. The Advisor has agreed to bear all such costs.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on October 17, 2018 (the “Record Date”), you are entitled to vote those shares.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Palmer Square, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas, 66205, on December 17, 2018, at 11:00 a.m. local time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Internet: Access the website address www.proxyvote.com which is printed on the enclosed proxy card(s);

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

•	By Telephone: Call the number printed on the enclosed proxy card(s); or

•	In Person: Attend the Meeting as described in the Proxy Statement.

Q. What is the required vote to approve the proposal?

A. Approval of the New Agreement with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The approval of the new advisory agreement by shareholders of a Fund is not dependent upon the approval of the new advisory agreement by shareholders of the other Funds. For example, if the new advisory agreement were approved by shareholders of the Income Plus Fund but not by shareholders of the Strategic Credit Fund, Palmer Square would serve as the advisor to only the Income Plus Fund. If the appointment of Palmer Square were not approved with respect to a Fund, the Board of Trustees would take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another advisor or liquidating the Fund.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. Who should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Funds’ proxy information line at 1-855-643-7304. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

PROXY STATEMENT

PALMER SQUARE STRATEGIC CREDIT FUND

PALMER SQUARE SSI ALTERNATIVE INCOME FUND

PALMER SQUARE INCOME PLUS FUND

PALMER SQUARE ULTRA-SHORT DURATION INVESTMENT GRADE FUND

The Board of Trustees of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of each of the Palmer Square Strategic Credit Plus Fund (the “Strategic Credit Fund”), Palmer Square SSI Alternative Income Fund (the “Alternative Income Fund”), Palmer Square Income Plus Fund (the “Income Plus Fund”), and the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Ultra-Short Fund”) series of the Trust in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about November 16, 2018, to the shareholders of each Fund of record as of October 17, 2018 (the “Record Date”). The number of shares of each Class of each Fund outstanding on the Record Date was as follows:

Number of Issued and Outstanding Shares
Palmer Square Strategic Credit Fund
Class A	85,038.567
Class I	1,648,328.409
Total	1,733,366.976
Palmer Square SSI Alternative Income Fund
Class A	117,916.228
Class I	27,976,927.307
Total	28,094,843.535
Palmer Square Income Plus Fund	54,884,152.327
Palmer Square Ultra-Short Duration Investment Grade Fund	3,260,058.951

Shareholders of each Fund are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date. Information on shareholders who owned beneficially more than 5% of the shares of each Fund as of the Record Date is in Appendix A. To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on December 17, 2018. This Proxy Statement is available on the Internet at www.proxyvote.com.

INTRODUCTION

Palmer Square Capital Management LLC (“Palmer Square”) has served as the investment advisor to each the Strategic Credit Fund, the Alternative Income Fund, the Income Plus Fund, and the Ultra-Short Fund from the commencement of Fund operations on May 18, 2011, May 25, 2012, February 28, 2014, and October 7, 2016, respectively. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Funds, and employees of Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Funds, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”). Mr. Long currently owns a greater than 25% interest in Palmer Square. After completion of the Transaction, Palmer Square will be entirely owned by Mr. and Mrs. Long (indirectly through the wholly-owned entity) and employees of Palmer Square. Other than the change in ownership, the Transaction will not result in any material changes to Palmer Square’s operations. Each Fund’s investment objectives and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and shareholders will own the same shares in their respective Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”) the Transaction will automatically terminate each Fund’s current investment advisory agreement with Palmer Square (the “Initial Agreement(s)”).

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved a new advisory agreement between the Trust, on behalf of each Fund, and Palmer Square on October 24, 2018 (the “New Agreements”) which allows Palmer Square to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the Initial Agreement. Each New Agreement will be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the New Agreement will remain in effect for a two-year period. Under each New Agreement, Palmer Square will provide investment advisory services to the respective Fund, subject to the oversight of the Board, on terms that are substantially similar in all material respects to those of the Initial Agreement and for the same fees that are currently in effect.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided that: the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement; compensation earned under the new agreement will be escrowed until shareholders approve the new agreement; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the new agreement. Pursuant to Rule 15a-4, the Board of Trustees has appointed Palmer Square to continue to serve as the interim investment advisor to each Fund (effective as of the date of the closing of the Transaction) and is seeking to obtain approval of the New Agreement by the shareholders of each Fund. The New Agreement will terminate with respect to a Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO THE STRATEGIC CREDIT FUND

PROPOSAL 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO THE ALTERNATIVE INCOME FUND

PROPOSAL 3: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO THE INCOME PLUS FUND

PROPOSAL 4: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO THE ULTRA-SHORT FUND

On October 24, 2018, the Board, a majority of which who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the 1940 Act, approved the New Agreements. A copy of each New Agreement is included as Appendix B to this Proxy Statement, and all references to the New Agreements are qualified by reference to Appendix B.

Board Consideration of New Agreements

The Board met in person on October 24, 2018, to consider the terms of the New Agreements. At that meeting, the Board reviewed information and a presentation by representatives of Palmer Square regarding the Transaction and Palmer Square’s financial condition. The Board noted that no changes to the Funds’ advisory fees or expense caps were being proposed in connection with the Transaction. In addition, the Board noted that Palmer Square did not expect the Transaction to result in any changes to the day-to-day management of Palmer Square or the Funds, the advisory personnel responsible for managing the Funds, the objectives or strategies of the Funds, or the profitability to Palmer Square of its relationship with the Funds. The Board considered Palmer Square’s belief that it had the necessary resources to operate autonomously from Montage Investments, LLC and Bicknell Family Holding Company, LLC. In particular, the Board noted that during the past year Palmer Square had internalized almost all of the services previously provided by Montage Investments, LLC and Bicknell Family Holding Company, LLC. In addition, the Board reviewed information regarding Palmer Square’s expected revenues and expenses for 2018, as well as the estimated principal and interest payments on loans related to the Transaction for the first 12 months following the Transaction. The Board also considered Palmer Square’s indication that it did not anticipate that the Transaction would result in any material changes to the information it previously presented to the Board in connection with the Board’s annual review of the Initial Agreements in June 2018.

Board Consideration of Initial Agreements

At its June 20-21, 2018, in-person meeting the Board considered a variety of matters in connection with the annual renewal of the Initial Agreements, including information about the Funds received from Palmer Square and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Palmer Square’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about Palmer Square’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of Palmer Square’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (the “Fund Universe”) for various periods ended March 31, 2018; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and the Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Initial Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of Palmer Square were present during the Board’s consideration of the Initial Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving renewal of the Initial Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the performance results of each Fund, the meeting materials indicated as follows:

•	The Strategic Credit Fund’s annualized total return for the five-year period was above the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index return, but below the Peer Group and Long-Short Credit Fund Universe median returns and the HFRX Absolute Return Index return by 0.68%, 0.72%, and 0.79%, respectively. The Fund’s total return for the one-year period was below the ICE Index return by 0.47%, the Fund Universe median return by 1.99%, the HFRX Index return by 2.39%, and the Peer Group median return by 2.52%. The Fund’s annualized total return for the three-year period was below the ICE Index return, the HFRX Index return, and the Fund Universe and Peer Group median returns by 0.23%, 1.41%, 1.76%, and 1.76%, respectively. The Trustees noted Palmer Square’s belief that the Fund’s underperformance over the three- and five-year periods was predominantly due to the time period from June 2015 through February 2016, when the broad credit markets were negatively affected by concerns about the energy sector, which caused an increased level of credit defaults. The Trustees also noted Palmer Square’s explanation that the Fund underperformed over the one-year period relative to the Peer Group due to credit spreads tightening and the Fund’s flat exposure to credit in the second and third quarters of 2017.

•	The Alternative Income Fund’s annualized total returns for the one- and three-year periods were above the FTSE Treasury Bill 3-Month Index returns and the Peer Group and Market Neutral Fund Universe median returns. The Fund’s annualized total return for the five-year period was above the FTSE Index return, but below the Fund Universe and Peer Group median returns by 0.39% and 0.56%, respectively. The Trustees noted Palmer Square’s assertion that the Fund underperformed during the five-year period compared to the Peer Group primarily as a result of differences in strategies employed by the Peer Group funds.

•	The Income Plus Fund’s annualized total return for the three-year period was higher than the Bloomberg Barclays U.S. Aggregate Bond Index return and the Peer Group median return, and the same as the Nontraditional Bond Fund Universe median return. The Fund’s total return for the one-year period was higher than the Index return and the same as the Peer Group median return, but below the Fund Universe median return by 0.27%. The Trustees noted that the Fund had earned five-star ratings from Morningstar, Inc. for 2017 and for the year-to-date period ended March 31, 2018. The Trustees also considered Broadridge’s observation that the Nontraditional Bond Fund Universe comprises many different types of funds, and that comparisons to the Peer Group and the Fund’s benchmark are important to consider in addition to the Fund Universe comparisons.

•	The Ultra-Short Duration Fund’s total return for the one-year period was higher than the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index return, and the Peer Group and Ultrashort Bond Fund Universe median returns.

The Board noted its familiarity with Palmer Square and considered the overall quality of services provided by Palmer Square to each Fund. In doing so, the Board considered Palmer Square’s specific responsibilities in day-to-day management of each Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of Palmer Square’s organization and operations, and Palmer Square’s compliance structure. In addition, with respect to the Alternative Income Fund, the Board considered the respective roles of Palmer Square and SSI, noting that Palmer Square provides overall supervision of the general investment management and investment operations of the Fund and oversees SSI Investment Management Inc. (“SSI”), the Fund’s sub-advisor, with respect to the Fund’s operations, including monitoring the investment and trading activities of SSI, and monitoring the Fund’s compliance with its investment policies; and that SSI’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Palmer Square to the Funds were satisfactory.

With respect to the advisory fees and expenses paid by each Fund, the meeting materials indicated the following:

•	The Strategic Credit Fund’s annual investment advisory fee (gross of fee waivers) was below the Peer Group and Long-Short Credit Fund Universe medians. The Trustees noted that Palmer Square does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of Palmer Square. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Palmer Square.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.06% and 0.14%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The Alternative Income Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Market Neutral Fund Universe and Peer Group medians by 0.20% and 0.30%, respectively. The Trustees noted that SSI (“SSI”), which receives its sub-advisory fee directly from the Fund, had agreed to implement a fee breakpoint of 0.10% for assets over $300 million effective December 18, 2017, and that the Fund’s net assets as of March 31, 2018, were close to $300 million. The Trustees observed that Palmer Square does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of Palmer Square. The Trustees noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Palmer Square.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.08% and 0.12%, respectively. The Trustees observed that the Fund’s annual total expenses were not in the top quartile of the funds in the Peer Group.

•	The Income Plus Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Nontraditional Bond Fund Universe medians. The Trustees considered that the Fund’s advisory fee was equal to or higher than the fees Palmer Square charges to manage separate accounts for institutional clients with similar objectives and policies as the Fund, and higher than the fee Palmer Square will charge to manage a new collective investment trust utilizing the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Palmer Square’s other clients, and that Palmer Square provides more services to the Fund than it does to separately managed accounts.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than both the Peer Group and Fund Universe medians.

•	The Ultra-Short Duration Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Ultrashort Bond Fund Universe medians. The Trustees noted that the Fund’s advisory fee was lower than the fee that Palmer Square will charge to manage a new collective investment trust utilizing the same strategy as the Fund. The Trustees also noted that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by Palmer Square.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.10% and 0.15%, respectively. However, the Trustees considered Palmer Square’s observation that many of the funds included in the Peer Group were members of fund complexes managed by investment advisors with greater resources than Palmer Square that were able to cap their funds’ total expenses at lower levels than those of the Fund.

The Board and the Independent Trustees concluded that the compensation payable to Palmer Square under the Initial Agreements was fair and reasonable in light of the nature and quality of the services Palmer Square provides to the Funds, and that each Fund’s expenses were reasonable.

The Board also considered information prepared by Palmer Square relating to its costs and profits with respect to each Fund for the year ended March 31, 2018, noting that Palmer Square had waived its entire advisory fee and subsidized certain of the operating expenses for the Ultra-Short Duration Fund, had waived a significant portion of its advisory fee for the Strategic Credit Fund, had waived a portion of its advisory fee for the Income Plus Fund and Alternative Income Fund, and had not realized a profit with respect to the Strategic Credit Fund and Ultra-Short Duration Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of Palmer Square from its relationship with the Income Plus Fund and the Alternative Income Fund was reasonable. The Board also considered the benefits received by Palmer Square as a result of Palmer Square’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Palmer Square’s compliance program, and the intangible benefits of Palmer Square’s association with the Funds generally and any favorable publicity arising in connection with a Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Initial Agreement with respect to each Fund was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Initial Agreement with respect to each Fund.

Conclusion

Based on its review, including its consideration of the fact that Palmer Square’s compensation under the proposed New Agreements with respect to each Fund is the same as its compensation under the Initial Agreements, the Board concluded that Palmer Square would have the capabilities, resources and personnel necessary to manage each Fund, and that in light of the services to be provided by Palmer Square to each Fund the compensation to be paid to it under the New Agreement with respect to the Fund is fair and reasonable, and that approval of each New Agreement is in the best interest of the Fund and its shareholders.

Information Regarding Palmer Square

Palmer Square Capital Management, LLC, located at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205, is the investment advisor to the Funds. Palmer Square is registered as an investment advisor with the U.S. Securities and Exchange Commission. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is indirectly wholly owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Fund, and employees of Palmer Square. As of September 30, 2018, Palmer Square had approximately $7.5 billion under management.

The names and principal occupations of the principal executive officers of Palmer Square, located at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas, 66205, is listed below. None of Palmer Square’s principal officers has any position with the Funds.

Name	Principal Occupation/Title
Christopher D. Long	CEO, President and Portfolio Manager
Angie K. Long	Chief Investment Officer and Portfolio Manager
Scott Betz	Chief Operating Officer and Chief Compliance Officer

Palmer Square has indicated that it does not provide investment advisory services to any other registered funds which have investment objectives and investment strategies similar to those of the Funds.

Terms of the New Agreements

The terms of the New Agreements are substantially the same as the terms of the Initial Agreements, except that, as required under the 1940 Act, each New Agreement will terminate with respect to each Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Agreement will be escrowed until shareholders approve the New Agreement.

If approved by the shareholders of a Fund, the New Agreement would continue in force with respect to the Fund until two years after its effective date, unless sooner terminated as provided in the New Agreement. The New Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Agreement may be terminated with respect to a Fund at any time without payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by Palmer Square, upon 60 days’ written notice to the other party. In addition, before the shareholders of a Fund approve the New Agreement, the Board of Trustees or a majority of the Fund’s shareholders may terminate the New Agreement without payment of any penalty upon ten days’ written notice to Palmer Square. The New Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under each of the New Agreement and the Initial Agreement, Palmer Square is entitled to annual fees based on the following schedule:

Fund	Fee
Strategic Credit Fund	0.99% of the Fund’s daily net assets
Alternative Income Fund	0.35% of the Fund’s daily net assets
Income Plus Fund	0.55% of the Fund’s daily net assets
Ultra-Short Fund	0.25% of the Fund’s daily net assets

There will be no increase in advisory fees to any Fund and its shareholders in connection with the re-appointment of Palmer Square as advisor to the Fund.

Palmer Square entered into the Initial Agreements with respect to the Strategic Credit Fund, Alternative Income Fund, Income Plus Fund, and Ultra-Short Fund effective May 17, 2011, May 25, 2012, February 28, 2014, and October 7, 2016, respectively. The Initial Agreement was submitted to the initial shareholder of each Fund for the purpose of approving the agreement. The initial shareholder of the Strategic Credit Fund, Alternative Income Fund, Income Plus Fund, and Ultra-Short Fund approved the Initial Agreement on May 4, 2011, May 25, 2012, February 26, 2014 and October 7, 2016, respectively.

Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed the limit set forth below (the “expense cap”). Each agreement may be terminated, before its expiration date only by the Board of Trustees. Palmer Square is permitted to seek reimbursement from each Fund of previously waived fees or reimbursements to the Fund for three full fiscal years from the date fees were waived or Fund expenses were paid if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

	Expense Cap	Expiration Date
Strategic Credit Fund
Class A	1.64%	August 31, 2019
Class I	1.39%	August 31, 2019
Alternative Income Fund
Class A	1.74%*	July 31, 2019
Class I	1.49%*	July 31, 2019
Income Plus Fund	0.75%	May 31, 2019
Ultra-Short Fund	0.50%	November 30, 2019

*	Excluding shareholder servicing fees.

The investment advisory fees paid by each Fund, and applicable fee waivers during each Fund’s most recent fiscal year end were as follows:

Fund	Fiscal Year Ended	Gross Advisory Fees	Advisory Fees Waived	Net Advisory Fees
Strategic Credit Fund	April 30, 2018	$221,845	($221,845)	$0
Alternative Income Fund	March 31, 2018	$1,042,969	($2,768)	$1,040,201
Income Plus Fund	January 31, 2018	$2,251,079	$(196,378)	$2,054,701
Ultra-Short Fund	July 31, 2018	$149,107	($149,107)	$0

Required Vote

Approval of the appointment of Palmer Square as the advisor to each Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

The approval of the new advisory agreement by shareholders of a Fund is not dependent upon the approval of the new advisory agreement by shareholders of the other Funds. For example, if the new advisory agreement were approved by shareholders of the Income Plus Fund but not by shareholders of the Strategic Credit Fund, Palmer Square would serve as the advisor to only the Income Plus Fund pursuant to the New Agreement, and the New Agreement would terminate with respect to the Strategic Credit Fund on May 29, 2019, which is 150 days after the effective date (assuming a December 30, 2018 closing date for the Transaction). If the appointment of Palmer Square is not approved with respect to a Fund, the Board of Trustees will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another advisor, or the Board may liquidate the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE ADVISORY AGREEMENT BETWEEN PALMER SQUARE AND THE TRUST WITH RESPECT TO EACH FUND.

Section 15(f) Safe Harbor

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

•	First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment advisor (or its predecessor or successor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any circumstances relating to the Transaction that might result in the imposition of an “unfair burden” on the Funds as a result of the Transaction.

•	Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The Board currently satisfies this condition.

Voting Procedures - How to Vote

This Proxy is being solicited by the Board of Trustees of the Trust. You can vote in one of four ways: (1) by telephone call to the toll free number listed on your Proxy voting card (to speak with a live agent to vote your shares, please call the toll-free number 855-643-7304); (2) by Internet (log on to the Internet website listed on your proxy card); (3) by mail (using the enclosed postage prepaid envelope); or (4) in person at the shareholder meeting scheduled to occur on December 17, 2018, at 11:00 a.m., Central Time, at the office of Palmer Square Capital Management LLC located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed Proxy voting card for instructions for voting by telephone, Internet or mail.

If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

Palmer Square will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Palmer Square, without additional compensation, may solicit proxies in person or by telephone. Broadridge Financial Solutions, Inc. has also been engaged to assist in the solicitation of proxies, at an estimated cost of $55,000. Palmer Square will pay all of the costs of the proxy solicitations by Broadridge Financial Solutions, Inc.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-866-933-9033.

Quorum and Adjournments

The presence in person or by proxy of one third of the outstanding shares of a Fund entitled to vote will constitute a quorum for the Meeting with respect to that Fund. All shares represented at the Meeting in person or by proxy, including abstentions, will be counted for purposes of establishing a quorum. Because each proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because each proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will be counted for purposes of establishing a quorum but not toward the approval of any proposal. With respect to each Reorganization, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

A Fund will count the number of votes cast “for” approval of the New Agreement to determine whether sufficient affirmative votes have been cast with respect to the Fund. Assuming the presence of a quorum, abstentions have the effect of negative votes. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Palmer Square. In addition, since November 13, 2016, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Palmer Square, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co- administrator and as the Trust’s transfer agent and fund accountant. The Fund’s principal underwriter is IMST Fund Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Counsel to the Trust is Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800 Costa Mesa, CA 92626-7653. Counsel to the Independent Trustees is Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Funds upon request. Requests for such reports should be directed to Palmer Square Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1- 866-933-9033.

Submission of Proposals for Next Meeting of Shareholders

The Funds do not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for a Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Shareholder Communications with Board of Trustees

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Fund and sending the communication to 235 West Galena Street, Milwaukee, Wisconsin 53212. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund, and (iv) identify the number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

APPENDIX A

Shareholders Owning Beneficially1 or of Record More than 5% of any Class of Shares of the Strategic Credit Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of October 17, 2018
Class A
National Financial Services Inc. Jersey City, NJ 07310	11,562.271	13.60%
Charles Schwab & Co. Inc. Attn. Mutual Funds San Francisco, CA 94105	5,374.355	6.32%
Class I
National Financial Services Inc. FEBO Jersey City, NJ 07310	609,607.436	36.99%
Charles Schwab & Co. Inc. Attn. Mutual Funds San Francisco, CA 94105	454,850.125	27.60%
Band & Co. c/o U.S. Bank, N.A. Milwaukee, WI 53201	361,262.118	21.92%
TD Ameritrade Inc. FEBO Omaha, NE 68103	106,689.862	6.59%
UBS WM USA Weehawken, NJ 07086	97,339.153	5.91%

Shareholders Owning Beneficially1 or of Record More than 5% of any Class of Shares of the Alternative Income Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of October 17, 2018
Class A
Charles Schwab & Co Inc. Attn. Mutual Funds San Francisco, CA 94105	38,267.029	32.45%
TD Ameritrade Inc. FEBO Our Client Omaha, NE 68103	33,428.020	28.35%
UBS WM USA Weehawken, NJ 07086	11,036.104	9.36%
LPL Financial Attn: Mutual Fund Operations San Diego, CA 92150	8,417.803	7.14%

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of October 17, 2018
Class I
Charles Schwab & Co Inc. Attn. Mutual Funds San Francisco, CA 94105	8,402,447.648	30.00%
SEI Private Trust Company Oaks, PA 19456	4,440,544.304	15.85%
Wells Fargo Bank NA Omnibus Cash Minneapolis, MN 55480	2,912,455.725	10.40%
Bank of New York Mellon King of Prussia, PA 19406	1,918,700.530	6.85%
National Financial Services LLC FEBO Jersey City, NJ 07310	1,854,365.207	6.62%
Raymond James Associates Inc. FBO HI Carp Fin Sec Fund Honolulu, HI 96817	1,774,325.244	6.33%

Shareholders Owning Beneficially1 or of Record More than 5% of the Income Plus Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of October 17, 2018
Charles Schwab & Co. Inc. Attn: Mutual Funds San Francisco, CA 94105 Jurisdiction: California	20,436,888.673	37.25%
National Financial Services LLC Attn: Mutual Funds Department 4th Floor Jersey City, NJ 07310 Jurisdiction: New Jersey	16,271,850.949	29.66%
Maril & Co FBO NG c/o BMO Harris Bank N.A. Attn: MF Milwaukee, WI 53224	5,144,396.983	9.38%
Reliance Trust Co. Atlanta GA 30362	3,247,038.226	5.92%

Shareholders Owning Beneficially1 or of Record More than 5% of the Ultra-Short Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of October 17, 2018
National Financial Services Inc. FEBO Jersey City, NJ 07310	1,918,730.395	58.85%
Charles Schwab & Co. Inc. Attn. Mutual Funds San Francisco, CA 94105	901,654.003	27.66%

1	The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

BETWEEN

INVESTMENT MANAGERS SERIES TRUST

AND

PALMER SQUARE CAPITAL management, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of ______ , 20__, between the Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (the “Fund”), and Palmer Square Capital Management LLC, a Delaware limited liability corporation (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, a series of the Trust which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. In performing its duties under this Section 2, the Advisor may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law.

3. Covenants. In the performance of its duties under this Agreement, the Advisor:

(a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-1A as drafted in cooperation with the Advisor; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

(e) will supply such information to the Fund’ co-administrators and permit such compliance inspections by the Fund’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees;

(f) will use its best efforts to assist the Trust and the Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of the Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Advisor agrees that it will not arrange purchases or sales of securities between the Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the applicable Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder.

8. Compensation of the Advisor. Subject to paragraph 10(b), the Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9. Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Trust or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination.

(a) This Agreement shall become effective with respect to the Fund as of the date hereof and shall terminate with respect to the Fund 150 days after such effective date unless it has been approved by a majority of the Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”). If so approved, then unless sooner terminated with respect to a Fund as provided herein, this Agreement shall continue in effect with respect to such Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that such continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve this Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Advisor. If a majority of the Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

(c) This Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). Notwithstanding the foregoing, during the Interim Period the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Use of the Names of the Fund. The Advisor has consented to the use by the Fund of the name or identifying word “Palmer Square” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “Palmer Square” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Fund to cease using “Palmer Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

15. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

INVESTMENT MANAGERS SERIES TRUST on behalf of each Fund listed on Appendix A

By:
Name:
Title:

THE ADVISOR:

PALMER SQUARE CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Appendix A

TO INVESTMENT ADVISORY AGREEMENT

BETWEEN

INVESTMENT MANAGERS SERIES TRUST

AND

PALMER SQUARE CAPITAL MANAGEMENT LLC

Fund	Advisor Fee	Effective Date
Palmer Square Strategic Credit Fund (formerly, Palmer Square Absolute Return Fund)	0.99%	_______
Palmer Square Income Plus Fund	0.55%	_______
Palmer Square Ultra-Short Duration Investment Grade Fund	0.25%	_______

INVESTMENT MANAGERS SERIES TRUST	PALMER SQUARE CAPITAL MANAGEMENT LLC

By:	By:

Print Name:	Print Name:

Title:	Title:

INVESTMENT ADVISORY AGREEMENT

BETWEEN

INVESTMENT MANAGERS SERIES TRUST

AND

PALMER SQUARE CAPITAL MANAGEMENT LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of_____________, 201__ between the Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (the “Fund”), and Palmer Square Capital Management LLC, a Delaware limited liability corporation (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, a series of the Trust which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall act as investment advisor for and supervise the investment program of the Fund and the composition of its investment portfolio.

(b) Notwithstanding the foregoing, the Advisor acknowledges and agrees that: (i) the Trust has retained SSI Investment Management Inc. as sub-advisor to the Fund (the “Sub-Advisor”) to perform the services specified in the Investment Sub-Advisory Agreement between the Trust and the Sub-Advisor in lieu of the Advisor performing those services hereunder; and (ii) the Adviser shall monitor the Sub-Advisor’s performance of such services pursuant to the Sub-Advisory Agreement and report thereon to the Trust’s Board of Trustees.

(c) The Advisor’s monitoring of the Sub-Advisor shall include, without limitation, (i) requesting information from, and reviewing reports and other information provided by, the Sub-Advisor regarding the Fund’s investment program; (ii) reporting to the Trust’s Board of Trustees on the Fund’s investment portfolio and the Sub-Advisor’s management of the Fund’s assets, including the consistency of the Sub-Advisor’s management of the portfolio with the Fund’s stated investment objective and policies; (iii) reviewing the Fund’s daily net asset value calculation; (iv) consulting with the Board of Trustees from time to time regarding the investment objectives, policies, strategies, and restrictions of the Fund; (v) consulting with the Fund’s Valuation Committee with respect to the appropriate valuation of portfolio securities, as requested from time to time by the Committee; (vi) monitoring the Fund and the Sub-Advisor for compliance with applicable legal and regulatory requirements, whether under the Securities Act of 1933, the Investment Advisers Act of 1940, the 1940 Act, the Internal Revenue Code of 1986, related rules and regulations of the Securities and Exchange Commission and the Internal Revenue Service, or otherwise; (vii) advising the Board of Trustees regarding the impacts of securities and regulatory matters on investment companies with portfolios similar to that of the Fund; (viii) advising the Board of Trustees regarding non-investment related management of the Fund’s operations and related administrative matters; (ix) performing risk management in respect of the Fund; (x) monitoring the liquidity of the convertible securities market; (xi) monitoring the Sub-Advisor’s regulatory compliance in respect of the Fund; (xii) monitoring and assisting the Sub-Advisor’s negotiations of competitive short credit rebates, adequate stock borrowing capacity and proper payment of interest on credit balances; and (xiii) such other matters as may be requested from time to time by the Trust’s Board of Trustees.

3. Covenants. In the performance of its duties under this Agreement, the Advisor:

(a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-1A as drafted in cooperation with the Advisor; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

(e) will supply such information to the Fund’ co-administrators and permit such compliance inspections by the Fund’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees;

(f) will use its best efforts to assist the Trust and the Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of the Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account. The Advisor agrees that it will not arrange purchases or sales of securities between the Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the applicable Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder.

8. Compensation of the Advisor. Subject to paragraph 10(b), the Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9. Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Trust or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination.

(a) This Agreement shall become effective with respect to the Fund as of the date hereof and shall terminate with respect to the Fund 150 days after such effective date unless it has been approved by a majority of the Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”). If so approved, then unless sooner terminated with respect to the Fund as provided herein, this Agreement shall continue in effect with respect to such Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that such continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve this Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Advisor. If a majority of the Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

(c) This Agreement may be terminated by the Trust at any time as to the Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). Notwithstanding the foregoing, during the Interim Period the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Use of the Names of the Fund. The Advisor has consented to the use by the Fund of the name or identifying word “Palmer Square” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “Palmer Square” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Fund to cease using “Palmer Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

15. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

INVESTMENT MANAGERS SERIES TRUST on behalf of the Palmer Square SSI Alternative Income Fund

By:
Name:
Title:

THE ADVISOR:

Palmer Square Capital Management LLC

By:
Name:
Title:

Appendix A

Fund	Advisor Fee	Effective Date
Palmer Square SSI Alternative Income Fund	0.35%	, 20